UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒   Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

KALVISTA PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT DATED AUGUST 4, 2023

SUBJECT TO COMPLETION

KALVISTA PHARMACEUTICALS, INC.

55 Cambridge Parkway

Suite 901E

Cambridge, MA 02142

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 26, 2023

To the Stockholders of KalVista Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of KalVista Pharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held on September 26, 2023, at 9:30 a.m. local time, at the office of the Company located at 55 Cambridge Parkway, Suite 901E, Cambridge, Massachusetts 02142.

This Annual Meeting will be held for the following purposes:

1.

To elect two Class II directors to hold office until the earliest of the 2026 annual meeting of stockholders and such individual’s death, resignation or removal and the election and qualification of his or her successor;

2.

To ratify the selection, by the Audit Committee of the Company’s Board of Directors, of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending April 30, 2024;

3.	To approve, on a non-binding advisory basis, the compensation paid by us to our named executive officers as disclosed in this proxy statement;
4.

To approve an amendment to our Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted pursuant to recent amendments to the Delaware General Corporation Law (the “DGCL”); and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders who owned common stock of the Company at the close of business on July 31, 2023 (the “Record Date”) can vote at this meeting or any adjournments that take place.

The Board of Directors of the Company recommends that you vote “For” both nominees in the election of the director nominees named in Proposal No. 1 of the Proxy Statement; “For” the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm, as described in Proposal No. 2 of the Proxy Statement; “For” the approval, on a non-binding advisory basis, of the compensation of our named executive officers, as described in Proposal No. 3 of the Proxy Statement and “For” the approval of an amendment to our Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted pursuant to recent amendments to the DGCL, as described in Proposal No. 4.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON OR VIRTUALLY, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND OUR 2023 ANNUAL REPORT ON FORM 10-K, AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE USING ONE OF THE CONVENIENT VOTING METHODS DESCRIBED IN THE “INFORMATION ABOUT THE PROXY PROCESS AND VOTING” IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS OR NOTICE OF INTERNET AVAILABILITY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors

T. Andrew Crockett
Chief Executive Officer

Cambridge, Massachusetts

August     , 2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on September 26, 2023: the Proxy Statement and our 2023 Annual Report on Form 10-K are available at https://ir.kalvista.com/sec-filings.

PRELIMINARY PROXY STATEMENT DATED AUGUST 4, 2023

SUBJECT TO COMPLETION

KALVISTA PHARMACEUTICALS, INC.

55 Cambridge Parkway

Suite 901E

Cambridge, MA 02142

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

September 26, 2023

We have sent you this Proxy Statement and the enclosed Proxy Card because the Board of Directors (the “Board”) of KalVista Pharmaceuticals, Inc. (referred to herein as the “Company”, “KalVista”, “we”, “us” or “our”) is soliciting your proxy to vote at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 26, 2023, at 9:30 a.m. local time, at the office of the Company located at 55 Cambridge Parkway, Suite 901E, Cambridge, Massachusetts 02142.

•	This Proxy Statement (the “Proxy Statement”) summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.

•	The Proxy Card (the “Proxy Card”) is a means by which you may vote your shares or authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We may retain outside consultants to solicit proxies on our behalf as well. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

The only outstanding voting securities of KalVista are shares of common stock, $0.001 par value per share (the “common stock”), of which there were 34,266,595 shares outstanding as of July 31, 2023 (the “Record Date”) (excluding any treasury shares). The holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote, present in person or represented by proxy, are required to hold the Annual Meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our Annual Meeting materials, which include this Proxy Statement and our Annual Report on Form 10-K for the year ended April 30, 2023 (as amended, the “Form 10-K”) over the internet in lieu of mailing printed copies. We intend to first make available the Notice of Internet Availability (the “Notice of Internet Availability”) to our stockholders of record as of the Record Date for the first time on or about August     , 2023. The Notice of Internet Availability will contain instructions on how to access and review the Annual Meeting materials, and will also contain instructions on how to request a printed copy of the Annual Meeting materials. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials and the Form 10-K so that our record holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date. The Form 10-K is also available in the “SEC Filings” section of our website at https://ir.kalvista.com/sec-filings.

INFORMATION ABOUT THE PROXY PROCESS AND VOTING

Why am I receiving these materials?

We have made this Proxy Statement and Proxy Card available to you on the internet or, upon your request, have delivered printed proxy materials to you, because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the Proxy Card, or follow the instructions below to submit your proxy over the telephone or on the internet.

This Proxy Statement, the Notice of Internet Availability, the Notice of Annual Meeting and accompanying Proxy Card were first made available on or about August     , 2023 to all stockholders of record as of the Record Date.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date, July 31, 2023, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 34,266,595 shares of common stock issued and outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the Proxy Card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid Proxy Card from your broker or other agent.

What am I being asked to vote on?

You are being asked to vote on four (4) proposals:

•

Proposal No. 1: the election of two Class II directors to hold office until the earliest of our 2026 annual meeting of stockholders and such individual’s death, resignation or removal and the election and qualification of his or her successor (“Proposal No. 1”);

•

Proposal No. 2: the ratification of the selection, by the audit committee of our Board (the “Audit Committee”), of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending April 30, 2024 (“Proposal No. 2”);

•	Proposal No. 3: the approval, on a non-binding advisory basis, of the compensation paid by us to our named executive officers (“Proposal No. 3”); and

•

Proposal No. 4: the approval of a proposed Certificate of Amendment (the “Certificate of Amendment”) to our Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) to limit the liability of certain officers of the company as permitted pursuant to recent amendments to the Delaware General Corporation Law (the “DGCL”).

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.

How do I vote?

•	For Proposal No. 1, for each nominee you may either vote “For”, “Against” or “Abstain” from voting.

•	For Proposal No. 2, you may either vote “For” or “Against” the proposal or “Abstain” from voting.

•	For Proposal No. 3, you may either vote “For” or “Against” the proposal or “Abstain” from voting.

•	For Proposal No. 4, you may either vote “For” or “Against” the proposal or “Abstain” from voting.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting. Alternatively, you may vote by proxy by using the accompanying Proxy Card, over the internet or by telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote in person. In such case, your previously submitted proxy will be disregarded.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•

To vote by mail using the Proxy Card, simply complete, sign and date the accompanying Proxy Card and return it promptly before the Annual Meeting in the envelope provided. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares in accordance with the Proxy Card.

•	To vote by proxy over the internet, follow the instructions provided on the Notice of Internet Availability.

•	To vote by telephone, you may vote by proxy by calling the toll-free number provided on the Notice of Internet Availability.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Who counts the votes?

American Stock Transfer & Trust Company, LLC (“AST”), has been engaged as our independent agent to tabulate stockholder votes, and a representative of AST will be appointed to act as Inspector of Elections. If you are a stockholder of record, your executed Proxy Card is returned directly to AST for tabulation. As noted above, if you hold your shares through a broker, your broker returns one Proxy Card to AST on behalf of all its clients.

How are votes counted?

Votes will be counted by the Inspector of Elections appointed for the Annual Meeting, who will separately count “For” and “Against” votes and abstentions. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. At our Annual Meeting, only Proposal No. 2 is considered a routine matter, and the other proposals presented at the Annual Meeting are considered non-routine matters. Since brokers have discretionary authority to vote on routine proposals, there are no broker non-votes for Proposal No. 2, though there may be broker non-votes for all other proposals. If a broker chooses not to vote shares for or against Proposal No. 2, it would have the same effect as an abstention, which has no effect on the outcome of such proposal. See below for more information regarding: “What are “broker non-votes”?” and “Which ballot measures are considered “routine” or “non-routine”?”

What are “broker non-votes”?

With respect to your shares that are registered directly in your name with our transfer agent, AST, you are considered the “stockholder of record” and the Proxy Statement has been sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to a third party, or to vote in person at the 2023 Annual Meeting.

With respect to your shares that are held by a brokerage account or by another nominee, you are considered the “beneficial owner” of shares held in “street name” and the Proxy Statement is being forwarded to you together with voting instructions on behalf of your broker, trustee or nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote, and you are also invited to attend the 2023 Annual Meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the 2023 Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the 2023 Annual Meeting. If you hold your shares through a broker and do not provide your broker with specific voting instructions, under the rules that govern brokers in such circumstances, your broker will have the discretion to vote such shares on routine matters but not on non-routine matters.

Even though we are listed on The Nasdaq Stock Market LLC (“Nasdaq”), the rules of the New York Stock Exchange (the “NYSE”) govern how a broker licensed by the NYSE can vote shares it holds on behalf of stockholders of Nasdaq-listed companies. As a result:

•

Your broker will not have the authority to exercise discretion to vote your shares with respect to Proposal No. 1 (the election of directors), Proposal No. 3 (the advisory vote on named executive officer compensation) or Proposal No. 4 (to approve an amendment to our Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted pursuant to recent amendments to the DGCL).

•

Your broker will have the authority to exercise discretion to vote your shares with respect to Proposal No. 2 (the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending April 30, 2024), because that matter is treated as routine under NYSE rules.

Because the proposals to be acted upon at the 2023 Annual Meeting include both routine and non-routine matters, if you do not give voting instructions to your broker, trustee or nominee, your broker, trustee or nominee may either (i) vote your shares on routine matters or (ii) leave your shares unvoted.

A broker “non-vote” occurs when your broker, trustee or nominee does not vote on a particular proposal because the broker, trustee or nominee does not have discretionary voting power with respect to that item and has not received voting instructions from you as the beneficial owner.

Which ballot measures are considered “routine” or “non-routine”?

At our Annual Meeting, only the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending April 30, 2024 (Proposal No. 2) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2. The other proposals presented at the Annual Meeting (Proposal Nos. 1, 3 and 4) are considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals No. 1 and 3.

How many votes are needed to approve each of the proposals?

For Proposal No. 1, each director must be elected by a majority of the votes cast. Our amended and restated bylaws provide a majority voting standard for the election of directors in an uncontested election, such as this election. Accordingly, for Proposal No. 1 to elect the two directors to our Board, a director nominee must receive a greater number of votes cast “For” such director nominee than votes “Against” such director nominee to be elected. You may either vote “For” each of the nominees or “Against” with respect to one or both of the nominees. You may not cumulate votes in the election of directors. Abstentions and broker non-votes will not be counted to determine whether a nominee receives a majority of votes cast.

Approval for each of the ratification of the appointment of our independent registered public accounting firm for the year ending April 30, 2024 (Proposal No. 2) and, on a non-binding advisory basis, the compensation of our named executive officers (Proposal No. 3), will be obtained if the number of votes cast “For” the proposal exceeds the number of votes cast “Against” the proposal. Approval of an amendment to our Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted pursuant to recent amendments to the DGCL requires the holders of a majority of our outstanding shares entitled to vote at the Annual Meeting vote “For” the proposal. Abstentions and broker non-votes, as applicable, are counted for purposes of determining whether a quorum is present, but will not have any effect on Proposal Nos. 1, 2 or 3. Broker non-votes will have the same effect as a vote “Against” Proposal No. 4. For further discussion on the required votes and effect of abstentions and broker non-votes, see below:

	Proposal	Vote Required	Abstention	Broker Non- Vote
Proposal No. 1	The election of the Class II directors named in the proxy statement	Number of votes cast “For” such director nominee must exceed votes “Against” such director nominee to be elected.	No effect	No effect
Proposal No. 2	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2024	Number of votes cast “For” such proposal must exceed votes “Against” such proposal.	No effect	No effect
Proposal No. 3	The approval, on a non-binding advisory basis, the compensation paid by us to our named executive officers as disclosed in this Proxy Statement	Number of votes cast “For” such proposal must exceed votes “Against” such proposal.	No effect	No effect
Proposal No. 4	The approval of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation	The holders of a majority of our outstanding shares entitled to vote at the Annual Meeting vote “For” such proposal.	Against	Against

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date. We do not have cumulative voting rights for the election of directors.

What if I return a Proxy Card but do not make specific choices?

If you are a stockholder of record and you return a signed proxy card but do not indicate how you wish to vote, we will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement and as we may determine in our discretion with respect to any other matters properly presented for a vote at the Annual Meeting. If you do not return the proxy card, your shares will not be voted and will not be deemed present for the purpose of determining whether a quorum exists.

Board of Directors’ Voting Recommendations

Our Board recommends that you vote “For” each of the Class II director nominees named in this Proxy Statement (Proposal No. 1), “For” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2024 (Proposal No. 2), “For” the approval, on a non-binding advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement (Proposal No. 3), and “For” the approval of a Certificate of Amendment to our Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted pursuant to recent amendments to the DGCL (Proposal No. 4). None of our directors or executive officers has any substantial interest in any matter to be acted upon, other than Proposal No. 3 and elections to office with respect to the directors so nominated in Proposal No. 1.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of materials?

If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy at a later date.
•	You may send a written notice that you are revoking your proxy to our Corporate Secretary at 55 Cambridge Parkway, Suite 901E, Cambridge, Massachusetts 02142.
•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by April     , 2024, to our Corporate Secretary at 55 Cambridge Parkway, Suite 901E, Cambridge, Massachusetts 02142; provided that if the date of the annual meeting is more than 30 days from September 26, 2023 the deadline is a reasonable time before we begin to print and send our proxy materials for next year’s annual meeting. Pursuant to our amended and restated bylaws, in order for a stockholder to present a proposal for next year’s annual meeting, other than proposals to be included in the proxy statement as described above, or to nominate a director, you must do so between close of business on May 29, 2024 and close of business on June 28, 2024; provided that if the date of that annual meeting is more than 30 days before or after September 26, 2024, you must give notice on or before 10 days after the day on which the date of the annual meeting is first disclosed in a public announcement. You are also advised to review our amended and restated bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

In addition to complying with the procedures of our amended and restated bylaws, including the notice deadlines set forth above and therein, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must also comply with the additional requirements of Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid stockholder meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote are present in person or represented by proxy at the Annual Meeting. On the Record Date, there were 34,266,595 shares outstanding and entitled to vote. Accordingly, 17,133,298 shares must be represented by stockholders present or represented by proxy at the Annual Meeting in order to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chairman of the Annual Meeting may adjourn the Annual Meeting to another time or place.

For at least ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters, 55 Cambridge Parkway, Suite 901E, Cambridge Massachusetts 02142.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

Attending the Annual Meeting

The Annual Meeting will be held on September 26, 2023, at 9:30 a.m. local time, at the office of the Company located at 55 Cambridge Parkway, Suite 901E, Cambridge, Massachusetts 02142 and will begin promptly at 9:30 a.m. local time.

Stockholders of record must bring a form of valid photo identification such as a driver’s license or a passport so their share ownership can be verified. A beneficial owner holding shares in “street name” must also bring an account statement or letter from his or her bank or brokerage firm showing that he or she beneficially owns shares as of the close of business on the Record Date, along with a form of valid photo identification.

Implications of Being a “Smaller Reporting Company”

We are a “smaller reporting company” as defined under Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”), and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about the Company’s executive compensation arrangements.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board is divided into three classes. Each class has a staggered, three-year term. Unless the Board determines that vacancies shall be filled by the stockholders, and except as otherwise provided by law, vacancies (including vacancies created by increases in the number of directors) on the Board may be filled only by the vote of a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

The Board currently consists of six directors, divided into the three following classes:

•	Class I directors: T. Andrew Crockett and Brian J. G. Pereira, M.D., whose current terms will expire at the annual meeting to be held in 2025;
•	Class II directors: Patrick Treanor and Edward W. Unkart, whose current terms will expire at the Annual Meeting; and
•	Class III directors: Albert Cha, M.D., Ph.D. and Nancy Stuart, whose current terms will expire at the annual meeting of stockholders to be held in 2024.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders and until their successors are duly elected and qualified, or until their death, resignation or removal.

Mr. Treanor and Mr. Unkart have been nominated to serve as Class II directors and have each consented to stand for reelection. Each director to be elected will hold office from the date of their election by the stockholders until the third subsequent annual meeting of stockholders or until their successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named above. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. Directors are elected by a majority of the votes cast at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF

PATRICK TREANOR AND EDWARD W. UNKART AS CLASS II DIRECTORS.

The following table sets forth, for the Class II director nominees (who are currently standing for re-election) and for our other current directors who will continue in office after the Annual Meeting, information with respect to their ages and position/office held within the Company as of August 15, 2023:

Name	Age	Position/Office Held With the Company	Director Since
Class II Directors whose terms expire at the 2023 Annual Meeting of Stockholders
Patrick Treanor(2)	54	Director	2022
Edward W. Unkart(1)	73	Director	2014
Class I Directors whose terms expire at the 2025 Annual Meeting of Stockholders
T. Andrew Crockett	48	Chief Executive Officer and Director	2016
Brian J. G. Pereira(1)(3)	64	Director and Chairman	2019
Class III Directors whose terms expire at the 2024 Annual Meeting of Stockholders
Albert Cha, M.D., Ph.D.(2)	51	Director	2007
Nancy Stuart(1)(3)	65	Director	2021

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee of the Board (the “Compensation Committee”).
(3)	Member of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”).

Set forth below is biographical information for the nominees and each person whose term of office as a director will continue after the Annual Meeting. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

Nominees for Election to a Three-Year Term Expiring at the 2026 Annual Meeting of Stockholders

Patrick Treanor has served as a member of our Board since May 2022. Mr. Treanor currently serves as the Chief Operating Officer of Pathalys Pharma, Inc., a pharmaceutical company, since July 2021. Prior to joining Pathalys, Mr. Treanor worked at Relypsa, Inc. now Vifor Pharma Inc., a pharmaceutical company, from May of 2015 to June 2021 having served as President of Vifor North America from 2018-2020 and as a consultant to the Chief Executive Officer through 2021. Prior to that, he was the Vice President of Sales and Managed Markets at lnsulet Corporation, a medical device company, from March 2011 to April 2015. Mr. Treanor was the Vice President of US Sales at AMAG Pharmaceuticals, Inc. He was also employed at Oscient Pharmaceuticals, a pharmaceutical company, from 2004-2007 where he rose to the position of Vice President of Sales. Mr. Treanor has also held various roles of increasing responsibility at Abbott Laboratories and Johnson and Johnson from 1993 to 2004. Mr. Treanor holds an M.B.A. from Rensselaer Polytechnic Institute and a B.S. from Bryant University. We believe Mr. Treanor is qualified to serve on our Board because of his business leadership and commercial experience in the biopharmaceutical and biotechnology industries.

Edward W. Unkart has served as a member of our Board since December 2014. From August 2006 to August 2009, Mr. Unkart served as a member of the board of directors of XTENT, a publicly traded manufacturer of drug-eluting stent systems, where he was the chair of the company’s audit committee and a member of the nominating and governance committee. From October 2004 to June 2009, Mr. Unkart served as a member of the board of directors of VNUS Medical Technologies, a publicly traded medical device company, where he was the Chair of the company’s audit committee and a member of the compensation committee. From January 2005 to December 2008, Mr. Unkart served as Vice President of Finance and Administration and Chief Financial Officer of SurgRx, a manufacturer of medical devices. Mr. Unkart is a Certified Public Accountant and holds a B.S. and an M.B.A. from Stanford University. We believe Mr. Unkart is qualified to serve on our Board because of his finance and accounting expertise and education and his experience gained through his board and officer positions at other life sciences companies.

Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders

Albert Cha, M.D., Ph.D., has served as a member of our Board since the consummation of the Carbylan Therapeutics, Inc. transaction in 2016. Dr. Cha served as a member of the Carbylan board of directors starting in November 2007. Since February 2021, Dr. Cha has served as a Managing Partner of Frazier Life Sciences, a healthcare venture capital firm. From September 2000 to November 2020, Dr. Cha held various positions at Vivo Capital, a healthcare investment firm, where he served most recently as a Managing Partner. Dr. Cha currently serves as chairman of the board of directors of Ascendis Pharma A/S. During the past five years, he also served as a member of the boards of directors of Biohaven Pharmaceutical Holding Company Ltd., Aclaris Therapeutics, Inc. and Sierra Oncology, Inc. (formerly ProNAi Therapeutics, Inc.). Dr. Cha received a B.S. and an M.S. from Stanford University and an M.D. and a Ph.D. from the University of California at Los Angeles. We believe Dr. Cha is qualified to serve on our Board because of his medical background, venture capital experience and significant experience serving as a director of other life sciences companies.

Nancy Stuart has served as a member of our Board since March 2021. Ms. Stuart served as the Chief Operating Officer of Concert Pharmaceuticals Inc. from October 2007 to March 2023, and Senior Vice President, Corporate Strategy and Operations from July 2006 to October 2007. Prior to joining Concert, Ms. Stuart held various business operations and business development positions at Amgen Inc., a biopharmaceutical company, Kinetix Pharmaceuticals, Inc., a pharmaceutical company subsequently acquired by Amgen, Vertex, a pharmaceutical company and Genzyme Corporation, a biotechnology company subsequently acquired by Sanofi S.A. She also serves on the board of directors of The Greater Boston YMCA. Ms. Stuart holds a B.S. from the University of Michigan and an M.B.A. from the Simmons Graduate School of Management. We believe Ms. Stuart is qualified to serve on our Board because of her experience and leadership in strategic planning, business operation and business development in the biopharmaceutical and biotechnology industries.

Directors Continuing in Office Until the 2025 Annual Meeting of Stockholders

T. Andrew Crockett, M.B.A., has served as a member of our Board and as our Chief Executive Officer since November 2016 and as a director and Chief Executive Officer of our wholly owned subsidiary, KalVista Pharmaceuticals Limited, since its inception in 2011. From 2010 until November 2015, Mr. Crockett was the chief executive officer of Vantia Ltd. He served on the board of directors of Vantia Ltd. from 2010 to 2021. Mr. Crockett also held various senior management positions including Vice President of Business Development and Director of Clinical and Regulatory Affairs in biotech and specialty pharmaceutical companies in the United States and United Kingdom. Mr. Crockett received a B.A. from the University of Utah and an M.B.A. from The Wharton School, University of Pennsylvania, with a major in finance. We believe Mr. Crockett is qualified to serve on our Board because of his founding role with the Company and his broad experience in the biotech industry.

Brian J. G. Pereira, M.D., has served as a member of our Board since February 2019 and as Chairman of the Board since October 2022. Dr. Pereira is a veteran biopharmaceutical and healthcare leader with experience in financing and growing companies. He has been President & Chief Executive Officer of Visterra, Inc. since 2013 and continues to serve in this role after the acquisition by Otsuka in August 2018. He previously served as President & Chief Executive Officer of AMAG Pharmaceuticals where he raised four financing rounds at increasing valuations and built the clinical development, manufacturing, supply-chain and commercial infrastructure for Feraheme. Prior to AMAG Pharmaceuticals, he held senior roles at Tufts Medical Center, including President and Chief Executive Officer of a Tufts Medical Center Physician Organization and interim COO. Dr. Pereira currently serves on the board of directors of ProKidney Corp., Visterra, Inc. and Africa Healthcare Network Ltd. He serves as a director of the America India Foundation. He was the Chairman of the Board of the Harvard-MIT Biomedical Enterprise Program and President and Board member of the National Kidney Foundation. Brian is an Adjunct Professor of Medicine at Tufts University School of Medicine and has authored over 200 published scientific articles. He received his medical degree (MBBS) from St. John’s Medical College, MD (Medicine) and DM (Nephrology) from the Post Graduate Institute and MBA from Kellogg School of Management at Northwestern University. We believe that Dr. Pereira is qualified to serve on our Board because of his medical and drug development background and extensive experience in and knowledge of our industry.

Required Vote

The Class II directors will be elected if the number of votes cast “For” the proposal exceeds the number of votes cast “Against” the proposal. You may vote (i) “For” either director nominee (ii) “Against” either director nominee or (iii) “Abstain” from voting on one or more of the nominees. Shares represented by executed proxies will be voted, if authority to do so is not expressly withheld, for the election of Mr. Treanor and Mr. Unkart. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte & Touche LLP, independent registered public accounting firm, to audit our financial statements for the fiscal year ending April 30, 2024. Deloitte & Touche LLP audited our financial statements for the fiscal year ended April 30, 2023. The Board recommends that our stockholders ratify this appointment. In the event our stockholders do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended April 30, 2024, the Audit Committee will reconsider its appointment. We expect that a representative of Deloitte & Touche LLP will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint Deloitte & Touche LLP, the Audit Committee reviewed auditor independence issues and existing relationships with Deloitte & Touche LLP and concluded that Deloitte & Touche LLP has no relationship with us that would impair its independence for the fiscal year ending April 30, 2024.

Principal Accountant Fees and Services

The following table provides information regarding the aggregate fees for services provided by Deloitte & Touche LLP for the fiscal years ended April 30, 2023 and 2022.

Fees Billed to KalVista	Fiscal Year 2023	Fiscal Year 2022
Audit fees(1)	$483,165.00	$453,200.00
Audit-related fees(2)	45,000.00	60,000.00
Tax fees	—	—
All other fees(3)	1,895.00	1,895.00

Total fees	$530,060.00	$515,096.00

(1)   “Audit fees” include fees for professional services rendered for the audits of our financial statements, review of our quarterly financial statements, and services normally provided by the independent registered accounting firm in connection with statutory and regulatory filings.

(2) Includes fees for comfort letters and consents associated with stock offerings.
(3) Accounting research software subscription

Pre-Approval Policies and Procedures

Our Audit Committee generally pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services relating to the fees described in the table above were approved by our Audit Committee.

Required Vote

Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2024 requires the number of votes cast “For” the proposal to exceed the number of votes cast “Against” the proposal. You may vote “For”, “Against” or “Abstain” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR

ENDING APRIL 30, 2024.

PROPOSAL NO. 3

NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the rules of the SEC, we provide our stockholders with an annual opportunity to make a non-binding, advisory vote on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say on pay” vote. The non-binding advisory vote on the compensation of our named executive officers, as disclosed in this Proxy Statement, will be determined by the vote of a majority of the voting power of the shares present at the Annual Meeting or represented by proxy at the Annual Meeting and affirmatively voting “For” or “Against” on the matter.

Stockholders are urged to read the “Executive Compensation” section of this Proxy Statement, which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. Our Compensation Committee and Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we ask our stockholders to vote “For” the following resolution at the Annual Meeting.

“RESOLVED, that our stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement pursuant to the applicable compensation disclosure rules of the SEC, including, the compensation tables and narrative discussion and the other related disclosures.”

As an advisory vote, this proposal is not binding. However, our Board and Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Required Vote

The approval, on an advisory basis, of the compensation of our named executive officers requires the number of votes cast “For” the proposal to exceed the number of votes cast “Against” the proposal. You may vote “For”, “Against” or “Abstain” on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO OUR

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Section 102(b)(7) of the DGCL was amended effective August 1, 2022 to authorize exculpation of officers of Delaware corporations. Specifically, the amendment permits Delaware corporations to exculpate their officers, in addition to their directors, for personal liability for breach of the duty of care in certain actions. This exculpation would not protect officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Nor would this exculpation shield such officers from liability for claims brought by or in the right of the corporation, such as derivative claims.

Our Board believes it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain highly-qualified senior leadership. The nature of the role of directors and officers often requires them to make decisions on crucial matters often in time-sensitive situations, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect competitor companies will likely adopt exculpation clauses that limit the personal liability of officers in their charters and failing to adopt the amendment could negatively affect our ability to recruit and retain high-caliber officer candidates.

The proposed amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any director or officer. This protection has long been afforded to directors, and our Board believes that extending similar exculpation to its officers is fair and in the best interests of the Company and its stockholders. Accordingly, our Board has unanimously approved the Certificate of Amendment to our Amended and Restated Certificate of Incorporation in the form attached hereto as Appendix A, and recommends that our stockholders vote “For” the proposed amendment.

Required Vote

The approval of the adoption of an amendment to our Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the company as permitted pursuant to recent amendments to the DGCL requires the holders of a majority of our outstanding shares entitled to vote at the Annual Meeting vote “For” the proposal. You may vote “For”, “Against”, or “Abstain” on this proposal. Broker non-votes and abstentions are treated as the same as voting “Against” this proposal.

If our stockholders approve the adoption of the Certificate of Amendment, our Board has authorized our officers to file the amendment with the Delaware Secretary of State, to become effective upon acceptance by the Delaware Secretary of State. Our Board intends to have that filing made if, and as soon as practicable after, this proposal is approved at this Annual Meeting. However, even if our stockholders approve the adoption of the Certificate of Amendment, the Board may abandon the Certificate of Amendment without further stockholder action prior to the effectiveness of the filing of the Certificate of Amendment with the Delaware Secretary of State and, if abandoned, the Certificate of Amendment will not become effective. If the Board abandons the Certificate of Amendment, it will publicly disclose that fact and the reason for its determination.

If this proposal is not approved by our stockholders, or if our Board abandons the Certificate of Amendment, then the Certificate of Amendment will not be adopted and the current Restated Certificate of Incorporation will remain in place.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OF OUR OFFICERS.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of KalVista under the Securities Act or the Exchange Act.

The primary purpose of the Audit Committee is to oversee our financial reporting processes on behalf of our Board. The Audit Committee’s functions are more fully described in its charter, which is available in the “Corporate Governance” section on our website at http://ir.kalvista.com/. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management KalVista’s audited financial statements as of and for the year ended April 30, 2023.

The Audit Committee has discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee discussed with Deloitte & Touche LLP their independence, and received from Deloitte & Touche LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. Finally, the Audit Committee discussed with Deloitte & Touche LLP, with and without management present, the scope and results of Deloitte & Touche LLP’s audit of the Company’s financial statements for the year ended April 30, 2023.

Based on these reviews and discussions, the Audit Committee approved the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2023 for filing with the SEC. The Audit Committee also has engaged Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended April 30, 2024 and is seeking ratification of such selection by the stockholders.

Audit Committee

Edward W. Unkart

Brian J. G. Pereira, M.D.

Nancy Stuart

CORPORATE GOVERNANCE

Code of Conduct and Ethics

Our Board has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer and other executive and senior officers. The full text of our code of conduct and ethics is posted in the “Corporate Governance” section on our website at http://ir.kalvista.com/. The reference to our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. We intend to disclose future amendments to certain provisions of our code of conduct and ethics, or waivers of these provisions, on our website or in public filings.

Corporate Governance Guidelines

We believe in sound corporate governance practices and have adopted formal Corporate Governance Guidelines to enhance our effectiveness. Our Board adopted these Corporate Governance Guidelines in order to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices our Board follows with respect to Board and committee composition and selection, Board meetings, Chief Executive Officer performance evaluation and succession planning. A copy of our Corporate Governance Guidelines is available in the “Corporate Governance” section on our website at http://ir.kalvista.com/. We also have procedures in place to help ensure compliance with governmental regulations. We review industry trends and best practices so we can continue to foster an environment centered around accountability.

Corporate Responsibility and Sustainability

We believe that corporate social responsibility (“CSR”) initiatives are important to our business and to creating sustainable value for our stockholders and wider stakeholder group. Our Board and management are committed to these initiatives and believe these efforts will benefit our employees, partners, and the communities in which we operate.

Social and Ethical Practices

We believe that CSR initiatives are important to our business and to creating sustainable value for our stockholders and wider stakeholder group. Our Board and management are committed to these initiatives in order to create and maintain a diverse, inclusive and safe work environment where our employees can bring their best selves to work each day. As part of our diversity, equity, inclusion and belonging strategy, we made an active decision to pursue opportunities for learning and engagement that bring people from different backgrounds together into conversation. Our commitment to diversity extends through our recruitment, retention, learning, engagement, community partnerships and competitive pay and benefits. Social and Ethical CSR highlights include:

•

Diversity and inclusion. Building a diverse team that functions in an inclusive environment is critical to our success as a global company. We seek to recruit, develop, and retain the most talented people from a diverse candidate pool. We are committed to providing an environment of mutual respect where equal employment opportunities are available to all applicants without regard to race, color, religion, sex, pregnancy (including childbirth and related medical conditions), national origin, age, physical and mental disability, marital status, sexual orientation, gender identity, gender expression, genetic information (including characteristics and testing), military and veteran status, and any other characteristic protected by applicable law. Our management team and employees are expected to exhibit and promote honest, ethical and respectful conduct in the workplace. All of our employees must adhere to a code of conduct that sets standards for appropriate behavior and are required to attend biennial training to help prevent, identify, report and stop any type of discrimination and harassment. All recruitment, hiring, development, training, compensation and advancement at our company is based on qualifications, performance, skills and experience without regard to gender, race and ethnicity.

•

Competitive pay and benefits. Drug development is a complex endeavor which requires deep expertise and experience across a broad array of disciplines. Biotechnology and pharmaceutical companies both large and small compete for a limited number of qualified applicants to fill specialized positions. We monitor our compensation programs closely and provide what we consider to be a very competitive mix of compensation, insurance and wellness benefits for all our employees, as well as participation in our equity programs. To attract qualified applicants and retain top talent, we offer certain employees a total rewards package consisting of base salary and cash performance bonus, a comprehensive benefits package.

•

Employee development and training. We focus on attracting, retaining and cultivating talented individuals. We emphasize employee development and training by providing access to a wide range of online and instructor-led development and continual learning programs. Employees are encouraged to attend scientific, clinical and technological meetings and conferences and have access to broad resources they need to be successful.

Majority Voting Policy

Our amended and restated bylaws, as amended and restated in June 2023 and corporate governance guidelines provide a majority voting standard for the election of directors in an uncontested election, such as this election. Further, our amended Corporate Governance Guidelines provide for a majority voting resignation policy in the election of directors in uncontested elections. This policy states that if a nominee for director in an uncontested election does not receive a majority of the votes cast, the director must submit a resignation to the Board. In order to receive a majority of the votes cast, the number of shares voted “for” must exceed the number of votes against, excluding abstentions. The Nominating and Corporate Governance Committee will evaluate and make a recommendation to the Board with respect to the proffered resignation. The Board will take action on the recommendation within 180 days following certification of the stockholder vote. The director whose resignation is under consideration cannot participate in any decision regarding his or her resignation. The Nominating and Corporate Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation.

Independence of the Board of Directors

Under the rules and regulations of Nasdaq, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by such board. Our Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.

Consistent with these considerations, our Board has determined that all of our directors, other than Mr. Crockett, qualify as “independent” directors in accordance with Nasdaq listing requirements. Mr. Crockett is not considered independent because he is an employee of KalVista. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

As required under Nasdaq rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. As described more fully below, all of the committees of our Board are comprised entirely of directors determined by our Board to meet the independence standards applicable to those committees prescribed by Nasdaq, the SEC and the Internal Revenue Service.

Leadership Structure of the Board

Our amended and restated bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer and/or the implementation of a lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company. The positions of Chief Executive Officer and Chairman of our Board are held by two different individuals (Mr. Crockett and Dr. Pereira, respectively). Mr. Crockett has served as Chief Executive Officer since November 2016 and as a director and Chief Executive Officer of our wholly owned subsidiary, KalVista Pharmaceuticals Limited, since its inception in 2011. Dr. Pereira has served as Chairman of our Board since October 2022. This structure allows our Chief Executive Officer to focus on our day-to-day business while our Chairman leads our Board in its fundamental role of providing advice to and independent oversight of the management. Our Board believes such separation is appropriate, as it enhances the accountability of the Chief Executive Officer to the Board and strengthens the independence of the Board from management.

Our Board believes that Dr. Pereira’s strategic vision for our business and deep knowledge of our industry make him well qualified to serve as Chairman of our Board. Our Board believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our Board and sound corporate governance policies and practices. Any changes to the leadership structure of our Board, if made will be promptly disclosed on the “For Investors” portion of our website, and disclosed in the applicable proxy materials. Our Board, in its sole discretion, may seek input from our stockholders on the leadership structure of the Board and will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Board of Directors and Committee Self-Evaluations

The Board is committed to a robust self-evaluation process designed for continuous improvement. To achieve this, the Board conducts an annual self-evaluation for itself and its committees. As part of this process, each member of the Board completes a survey to provide feedback on the processes, structure, composition and effectiveness of the Board. The survey is a detailed written questionnaire designed to help the Board assess the performance of the Board and its committees, their own individual performance and the individual performances of fellow directors. The feedback is aggregated and shared and discussed with the Nominating and Corporate Governance Committee and the Board.

Role of Board in Risk Oversight Process

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee is responsible for overseeing our accounting and financial reporting processes, our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, including cybersecurity risks. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines and reviews and reports to the Audit Committee on any related person transactions. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Cybersecurity Risk Oversight

Securing the information of participants in our studies, medical professionals, team members, and other third parties is important to us. We have adopted physical, technological, and administrative controls on data security, and have a defined procedure for data incident detection, containment, response, and remediation. While everyone at our company plays a part in managing these risks, oversight responsibility is shared by our Board, our Audit Committee, and management. We also maintain information security risk insurance coverage.

Board Committees

Audit Committee

Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, the Audit Committee:

•	Is directly responsible for the appointment of a firm to serve as the independent registered public accounting firm to audit our financial statements;

•	Reviews the independence of the independent registered public accounting firm;

•	Reviews the scope and discusses the results of the audit or review with the independent registered public accounting firm, and reviews with management our interim and year-end financial results;

•	Oversees procedures for prompt internal meeting and review of complaints and submissions received under the Company’s compliance policies;

•	Considers the adequacy of our internal controls;

•	Reviews and approves related party transactions; and

•	Approves fees or, as permitted, pre-approves policies and procedures for the engagement of the independent registered public accounting firm.

The current members of our Audit Committee are Brian J. G. Pereira, M.D., Edward W. Unkart and Nancy Stuart. Mr. Unkart serves as the Chair of the Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Mr. Unkart is an Audit Committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the Audit Committee must also meet heightened independence standards. Our Board has determined that each of Dr. Pereira, Mr. Unkart and Ms. Stuart are independent under the applicable rules of Nasdaq and the SEC. Our Audit Committee has been established in accordance with the rules and regulations of the Exchange Act. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the Audit Committee charter is available to security holders in the “Corporate Governance” section on the Company’s website at http://ir.kalvista.com/.

Compensation Committee

Our Compensation Committee reviews and recommends or approves policies relating to compensation and benefits of our officers and employees. The Compensation Committee reviews and approves the selection of our peer companies for compensation assessment purposes. The Compensation Committee reviews, and when necessary or appropriate, recommends to our Board corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives and sets the compensation of these officers, based on such evaluations. The Compensation Committee may take account of recommendations by the Chief Executive Officer with respect to other executive officers’ compensation. The Compensation Committee approves, or may also recommend to our Board, the issuance of stock options and other awards under our equity plans. In addition, the Compensation Committee recommends to our Board the compensation of our non-employee directors. The Compensation Committee will review and evaluate, at least annually, the performance of the Compensation Committee and its members, including compliance by the Compensation Committee with its charter. The Compensation Committee is entitled to delegate any or all of its responsibilities to a subcommittee to the extent consistent with our amended and restated certificate of incorporation, amended and restated bylaws, applicable laws, regulations and Nasdaq rules. The current members of our Compensation Committee are Albert Cha, M.D., Ph.D. and Patrick Treanor. Dr. Cha serves as the Chair of the Compensation Committee. Each of the members of our Compensation Committee is independent under the applicable Nasdaq rules and regulations and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and an “outside director” as that term is defined in Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended.

Our Compensation Committee has historically, including for fiscal year 2023, retained Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”) (formerly known as Radford) a nationally recognized compensation consulting firm, to serve as its independent compensation consultant and to conduct market research and analysis on our various executive positions, to assist the Compensation Committee in developing appropriate incentive plans for our executives on an annual basis, to provide the Compensation Committee with advice and ongoing recommendations regarding material executive compensation decisions, and to review compensation proposals of management. Aon reports directly to the Compensation Committee and does not provide any non-compensation related services to the Company. In compliance with the disclosure requirements of the SEC regarding the independence of compensation consultants, Aon addressed each of the six independence factors established by the SEC with the Compensation Committee. Aon’s responses affirmed the independence of Aon on executive compensation matters. Based on this assessment, the Compensation Committee determined that the engagement of Aon does not raise any conflicts of interest or similar concerns. In addition, the Compensation Committee evaluated the independence of its other outside advisors to the Compensation Committee, including outside legal counsel, considering the same independence factors and concluded their work for the Compensation Committee does not raise any conflicts of interest.

The Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the Compensation Committee charter is available to security holders in the “Corporate Governance” section on the Company’s website at http://ir.kalvista.com/.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our Board concerning governance matters. The current members of our Nominating and Corporate Governance Committee are Brian J. G. Pereira and Nancy Stuart. Ms. Stuart serves as the Chair of the Nominating and Corporate Governance Committee. Each of the members of our Nominating and Corporate Governance Committee is an independent director under the applicable rules and regulations of Nasdaq relating to Nominating and Corporate Governance Committee independence.

Our Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following: diversity of personal and professional background, perspective and experience; personal and professional integrity, ethics and values; experience in corporate management, operations or finance, such as serving as a current or former officer or board member of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today’s business environment; experience in the industries in which we compete and with relevant social policy concerns; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of business and career experience relevant to the success of the Company; and practical and mature business judgment. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

The Nominating and Corporate Governance Committee will consider director candidates recommended for nomination by stockholders during such times as the Board is seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). For a stockholder to make any nomination for election to the Board at an annual meeting, the stockholder must provide notice to the Company, which notice must be delivered to the Secretary of the Company at the Company’s principal executive offices not earlier than close of business on the 120th day nor later than close of business on the 90th day prior to the one-year anniversary of the preceding year’s annual meeting; provided, that if the date of the annual meeting is more than 30 days before or after such anniversary date, the stockholder’s notice must be delivered on or before 10 days after the day on which the date of the annual meeting is first disclosed in a public announcement. In addition, should our Board determine to call a special meeting of stockholders for the purpose of electing one or more directors, a stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the applicable notice of meeting by delivering notice to the Secretary of the Company at the Company’s principal executive offices not earlier than close of business on the 120th day nor later than close of business on the 90th day prior to such special meeting, or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

As more fully set forth in Section 1.2 of our amended and restated bylaws, any such notice described in the foregoing paragraph must include, among other things, (i) with respect to each nominee for election as a director, (A) all information relating to such nominee that would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Exchange Act and such nominee’s written consent to being named as a nominee in any proxy materials relating to the Company’s next meeting, and (B) certain information with respect to the relationship, if any, between such stockholder and the proposed nominee and any of their respective affiliates or associates; a description of any position of such person as an officer or director of any Competitor (as defined in Section 1.2(k) of our amended and restated bylaws) within the three years preceding the submission of the notice and (D) a statement whether such person, if elected, intends to tender, promptly following such person’s election or reelection, an irrevocable resignation effective upon such person’s failure to receive the required vote for reelection at any future meeting at which such person would face reelection and acceptance of such resignation by the Board, in accordance with the Company’s policies; and (ii) with respect to the stockholder giving the notice, (A) such stockholder’s name and address, (B) certain information with respect to such stockholder’s beneficial ownership of the Company’s securities, (C) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filing required in connection with solicitations of proxies for the election of directors in an election contest pursuant to Section 14(a) of the Exchange Act; and (D) certain representations and certifications. Further updates and supplements to such notice may be required from the proposed nominee and/or such stockholder, in each case, as set forth in our amended and restated bylaws. We recommend that any stockholder wishing to make a nomination for director review a copy of our amended and restated bylaws, as amended and restated to date, which is available, without charge, from our Corporate Secretary, at 55 Cambridge Parkway, Suite 901E, Cambridge, Massachusetts 02142.

The Nominating and Corporate Governance Committee operates under a written charter. A copy of the Nominating and Corporate Governance Committee charter is available to security holders in the “Corporate Governance” section on the Company’s website at http://ir.kalvista.com/.

Board Diversity

Our Board is made up of six directors with extensive experience leading and advising biotechnology and pharmaceutical companies. Our Board strives to ensure that our directors have backgrounds that both individually and collectively add significant value to our strategic decisions and enable them to provide oversight of management to ensure accountability to our shareholders. In addition, we have worked hard to strike the right balance between long-term understanding of our business and fresh external perspectives, as well as to ensure diversity within the boardroom.

We believe that a diversity of viewpoints, background, experience and other characteristics is important for a productive and engaged Board. While the Company does not have a formal policy on diversity, as part of its process to seek new Board talent, the Nominating and Corporate Governance Committee has actively recruited members who can provide such diversity in multiple dimensions.

Board Diversity Matrix

Each of the standing committees of our Board has diverse representation. The brief biographical description of each director set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our Board at this time.

The table below provides certain highlights of the composition of our Board as disclosed by our directors as of the date of this Proxy Statement. The diversity matrix of our Board for the year ended April 30, 2022 is available in our proxy statement for the 2022 annual meeting of our stockholders, filed with the SEC on August 22, 2022. Each of the categories listed in the table below has the meaning set forth in Nasdaq Rule 5605(f).

Board Diversity Matrix
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	2	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	1	3	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-	-	-	-
Did Not Disclose Demographic Background	-	-	-	-

Anti-hedging

We have adopted an insider trading policy that that applies to all of our employees, officers and directors, including our Chief Executive Officer and other executive officers, which prohibits such individuals from acquiring, selling, or trading in any interest or position relating to the future price of Company securities, such as a put option, a call option, or a short sale (including a short sale “against the box”). We recently amended our insider trading policy to reflect the SEC’s new rules regarding Rule 10b5-1 plans.

Clawback Policy

We will adopt a compensation recovery policy in compliance with The Nasdaq Stock Market LLC’s listing standard implemented pursuant to Exchange Act Rule 10D-1.

Meetings of the Board of Directors, Board and Committee Member Attendance and Annual Meeting Attendance

Our Board met seven times during the last fiscal year and also acted by unanimous written consent. The Audit Committee met four times and also acted by unanimous written consent; the Compensation Committee met two times and also acted by unanimous written consent; the Nominating and Corporate Governance Committee met one time and also acted by unanimous written consent. During the fiscal year ended April 30, 2023, none of the current directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board during his or her tenure and the total number of meetings held by all committees of the Board on which such director served during his or her tenure. We encourage all of our directors and nominees for director to attend our annual meeting of stockholders; however, attendance is not mandatory. Six members of our Board, who were serving on the Board at that time, attended the 2022 annual meeting of stockholders.

Stockholder Communications with the Board of Directors

Should stockholders and interested parties wish to communicate with the Board or any specified individual directors, non-management members of our Board as a group (including the Chairman), a committee of our Board, such correspondence should be sent to the attention of the Corporate Secretary, at 55 Cambridge Parkway, Suite 901E, Cambridge, Massachusetts 02142.

The Corporate Secretary will forward the communication to the Board members. Unsolicited items, sales materials, abusive, threatening, or otherwise inappropriate materials, and other routine items and items unrelated to the duties and responsibilities of our Board will not be provided to directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During our last two fiscal years, we engaged in the following transactions and series of similar transactions to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets as of year-end for the last two completed fiscal years; and

•	any of our directors, executive officers or holders of more than 5% of our common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties

Related Party Transactions Related to the Registered Direct Offering

Certain of our principal stockholders and their affiliated entities purchased an aggregate of 3,333,334 shares of our common stock in our registered direct offering that closed on or about December 28, 2023 (the “RDO Offering”) at an offering price of $6.00 per share and $5.999 per pre-funded warrant. The following table summarizes the shares of common stock and pre-funded warrants purchased by affiliates of members of our Board and holders, or affiliates thereof, of more than 5% of our outstanding common stock:

	Shares of Common Stock
Purchaser	Number of Shares	Aggregate Gross Consideration ($)
Entities affiliated with Tang Capital Partners, LP(1)	1,666,667	10,000,000
Entities affiliated with Frazier Life Sciences(2)	1,666,667	10,000,002

Total	3,333,334	20,000,002

(1)

Consists of 1,666,667 shares of common stock sold to Tang Capital Partners, LP, which held more than 5% of our outstanding common stock at the time of the RDO Offering. Tang Capital Management, LLC, is the General Partner of Tang Capital Partners, LP and Kevin Tang is the Manager of Tang Capital Management, LLC.

(2)

Consists of 1,666,667 shares of common stock and sold to entities including Frazier Life Sciences X, L.P, Frazier Life Sciences Public Overage Fund, L.P., Frazier Life Sciences Public Fund, L.P., and Frazier Life Sciences XI, L.P., Albert Cha, M.D., Ph.D., a member of our Board, is a Managing Director of Frazier Life Sciences Public Fund, L.P.

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permitted by Delaware law against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also maintain an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.

Policies and Procedures for Transactions with Related Persons

We have adopted a written related person transaction approval policy that has governed the review of related person transactions since the closing of our initial public offering. Pursuant to this policy, if we want to enter into a transaction with a related person or an affiliate of a related person, our Chief Financial Officer will review the proposed transaction to determine, based on applicable Nasdaq and SEC rules, if such transaction qualifies as a related person transaction. If our Chief Financial Officer determines that the proposed transaction is a related person transaction, then the proposed transaction shall be submitted to the Audit Committee for pre-approval at the next regular or special Audit Committee meeting; if our Chief Financial Officer, in consultation with our Chief Executive Officer, determines that it is not practicable to wait until the next meeting of the Audit Committee, then our Chief Financial Officer may submit the proposed transaction to the Chairman of the Audit Committee. In the event that our Chief Executive Officer or Chief Financial Officer becomes aware of a related person transaction that has not been previously approved or previously ratified under our related person transaction approval policy, the transaction, if ongoing, will be promptly submitted to the Audit Committee or the Chairman of the Audit

Committee for consideration. If the transaction is already completed, the Audit Committee or the Chairman of the Audit Committee shall evaluate the transaction to determine if rescission of the transaction and/or any disciplinary action is appropriate.

DIRECTOR COMPENSATION

Director Compensation Policy

Our Board approves the form and amount of non-employee director compensation and our Compensation Committee reviews our non-employee director compensation and makes recommendations on the form and amount of non-employee director compensation. As part of its review, our Compensation Committee considered the information, analysis, and recommendations provided by Aon, its independent compensation consultant, including data regarding compensation paid to non-employee directors by companies in our peer group, as well as publicly available professional compensation surveys, proxy data, and the individual experiences of the committee members when it evaluates the appropriate level and form of compensation for non-employee directors.

We pay our independent directors an annual retainer of $42,500, and additional annual cash compensation of $30,000 to the non-employee Chairman of the Board. In addition, each independent director who serves as the chairman of our Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee will receive, for his or her service in such capacity, an additional annual retainer of $20,000, $15,000 or $10,000, respectively, and each other independent director who is a member of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee receives an additional annual retainer of $10,000, $7,500 or $5,000, respectively. We reimburse each non-employee member of our board of directors for reasonable out-of-pocket expenses incurred in connection with attending our Board and committee meetings.

In addition, our non-employee directors receive the following equity compensation: (i) each individual appointed as a non-employee director is automatically granted on the date of the appointment an option to purchase 17,000 shares of our common stock, vesting monthly over three years, and (ii) on the date of each annual meeting of stockholders, each non-employee director who has been serving as a director for at least one year as of the date of such annual meeting and is continuing on the Board following such annual meeting of stockholders shall be automatically granted an option to purchase 10,000 shares of the Company’s common stock, vesting monthly over one year. Pursuant to our 2017 Equity Incentive Plan, the aggregate number of shares subject to awards granted to a non-employee director in any calendar year shall not exceed such number of shares with an aggregate grant date value of Seven Hundred Fifty Thousand Dollars ($750,000.00).

Fiscal Year 2023 Director Compensation Table

The following table sets forth information for the year ended April 30, 2023 regarding the compensation awarded to, earned by or paid to our non-employee directors, other than Mr. Crockett, who is an employee and receives no compensation for his service as a director. The compensation received by Mr. Crockett as an employee is shown in the “Executive Compensation-Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	All Other Compensation ($)	Total ($)
Albert Cha, M.D., Ph.D.	$57,500	$31,559	-	$89,059

Martin Edwards, M.D.#*	$42,500	-	-	$42,500

Brian J. G. Pereira, M.D.	$76,291	$31,559	-	$107,850

Daniel Soland**	$10,625	-	-	$10,625

Nancy Stuart	$58,016	$31,559	-	$89,575

Patrick Treanor	$43,751	$115,425	-	$159,176

Edward W. Unkart	$62,500	$31, 559	-	$94,059

#	Director compensation amounts are converted from a total sum of $42,500 to £34,423 GBP actually received by Dr. Edwards using a weighted average exchange rate of 0.81 GBP/USD.
*	Dr. Edwards resigned from the Board in October 2022.
**	Daniel Soland resigned from the Board in May 2022.
(1)

Amounts shown were the aggregate grant date fair values computed in accordance with FASB ASC Topic 718 and exclude the value of estimated forfeitures. The assumptions used in the valuation of these awards are set forth in Note 7 to our financial statements included in our Annual

Report on Form 10-K for the year ended April 30, 2023. As of April 30, 2023, each of our non-employee directors held the following outstanding options awards:

Name	Shares Subject to Outstanding Option Awards
Albert Cha, M.D., Ph.D.	5,000

Martin Edwards, M.D.*	-

Brian J. G. Pereira, M.D.	5,000

Daniel Soland**	-

Nancy Stuart	9,278

Patrick Treanor	11,806
Edward W. Unkart	5,000

*	Martin Edwards resigned from the Board in October 2022.
**	Daniel Soland resigned from the Board in May 2022.

EXECUTIVE OFFICERS

The following is biographical information for our current executive officers as of April 30, 2023.

Name	Age	Position
T. Andrew Crockett	48	Chief Executive Officer and Director

Benjamin L. Palleiko	57	President, Chief Business Officer and Chief Financial Officer

Edward P. Feener, Ph.D.	62	Chief Scientific Officer

Paul K. Audhya	51	Chief Medical Officer

Christopher M. Yea, Ph.D.	60	Chief Development Officer

Executive Officers

T. Andrew Crockett, M.B.A., has served as a member of our Board and as our Chief Executive Officer since November 2016 and as a director and Chief Executive Officer of our wholly owned subsidiary, KalVista Pharmaceuticals Limited, since its inception in 2011. From 2010 until November 2015, Mr. Crockett was the Chief Executive Officer of Vantia Ltd. He served on the board of directors of Vantia Ltd. from 2010 to 2021. Mr. Crockett has also held various senior management positions including Vice President of Business Development and Director of Clinical and Regulatory Affairs in biotech and specialty pharmaceutical companies in the United States and United Kingdom. Mr. Crockett received a B.A. from the University of Utah and an M.B.A. from The Wharton School, University of Pennsylvania, with a major in finance.

Benjamin L. Palleiko joined as Chief Financial Officer in August 2016, was appointed to the additional role of Chief Business Officer in March 2019 and promoted to the role of President in January 2023. Prior to joining us, Mr. Palleiko was co-Founder and Chief Executive Officer of Cielo Therapeutics, Inc. from 2012 until June 2016. He previously was Senior Vice President and Chief Financial Officer of Ore Pharmaceutical Holdings Inc. and Penwest Pharmaceuticals Co. Earlier in his career Mr. Palleiko was an investment banker with the firms Robertson Stephens and SunTrust Bank. Mr. Palleiko holds a B.A. in Quantitative Economics from Tufts University and an M.B.A. in Finance and M.A. in International Relations from the University of Chicago. He served as a Naval Aviator in the U.S. Navy.

Edward P. Feener, Ph.D., is a scientific co-founder of KalVista and joined as our Chief Scientific Officer in November 2016. Previously, Dr. Feener was an Associate Professor of Medicine at Harvard Medical School and Senior Investigator in the Section on Vascular Cell Biology at Joslin Diabetes Center from July 1989 to October 2016. He has more than 27 years of research experience in vascular biology and diabetic complications. His laboratory identified novel mechanisms of action for the plasma kallikrein system, which are implicated in diabetic macular edema, vascular injury, and angioedema. Dr. Feener received his Ph.D. in Biochemistry from Boston University and completed postdoctoral training at the Joslin Diabetes Center and Harvard Medical School.

Paul K. Audhya, M.D., M.B.A., has served as Chief Medical Officer since May 2021. Prior to joining us, Dr. Audhya was most recently Senior Vice President, Global Medical Affairs at Arena Pharmaceuticals, Inc. from November 2018 to March 2021. Prior to that he was Vice President, Global Strategy and Phase 4, Global Medical Affairs at Vertex Pharmaceuticals from February 2016 to September 2018. From June 2013 to February 2016, Dr. Audhya was Vice President, Global Medical Affairs of Hospira, a Pfizer company. He previously held positions at Reata Pharmaceuticals, Abbott Laboratories, Amgen, Bristol Myers Squibb and Janssen. Dr. Audhya received a B.A. and M.D. from New York University and an M.B.A. from Pepperdine University.

Christopher M. Yea, Ph.D., has served as the Chief Development Officer since November 2015. Prior to joining us, he was the Chief Operating Officer at Vantia, Ltd. from its spin-out from Ferring Pharmaceuticals in 2008, until November 2015. Prior to the spin-out of Vantia, Dr. Yea led the Biology group and was responsible for transition of candidates into development at Ferring Pharmaceuticals. Following post-doctoral work he spent several years at Roussel-UCLAF and Hoechst Marion Roussel. Dr. Yea holds a B.Sc. and a Ph.D. in Biochemistry from the University of Bristol, UK.

EXECUTIVE COMPENSATION

The following is a discussion and analysis of compensation arrangements of our named executive officers, or “NEOs.” As a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K, we have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies, and this executive compensation disclosure is not intended to meet the “Compensation Discussion and Analysis” disclosure required for larger reporting companies.

We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

Pursuant to SEC regulations, our NEOs are our Chief Executive Officer, and the two other highest paid executives. Our NEOs for the fiscal year ended April 30, 2023 were as follows:

•	T. Andrew Crockett, Chief Executive Officer;

•	Benjamin L. Palleiko, President, Chief Business Officer and Chief Financial Officer; and

•	Christopher M. Yea, Ph.D., Chief Development Officer.

Executive Summary

We are pleased with our achievements during the year ended April 30, 2023 (fiscal year 2023), in which we continued to advance our program sebetralstat to late-stage development as a potential on-demand therapy for hereditary angioedema (HAE), as well continued to progress our novel, oral Factor XIIa program in preclinical development.

Our key accomplishments for fiscal year 2023 include:

•

In fiscal year 2022, we initiated the Phase 3 KONFIDENT clinical trial for sebetralstat. This study is intended to evaluate the safety and efficacy of sebetralstat as the first potential oral on-demand therapy for HAE attacks. In July 2023, we announced that we reached our enrollment target of 114 patients in the study and as a result, we expect data from KONFIDENT in the fourth quarter of 2023.

•

Continued to advance our oral Factor XIIa program through preclinical development. Our intent is to develop this program initially as a potential oral prophylaxis for HAE, with other potential indications under evaluation.

•

In August 2022, we initiated KONFIDENT-S, a two-year open-label extension trial assessing the long-term safety and tolerability profile of sebetralstat. In addition, this study is examining the potential use of sebetralstat as a possible treatment for short-term prophylaxis in medical and dental procedures. We also are developing an oral disintegrating tablet formulation of sebetralstat and have received U.S. Food and Drug Administration feedback on our proposed development program to support a supplemental NDA submission, which did not include a recommendation to conduct efficacy trials. We anticipate that the ODT formulation will follow the expected initial launch formulation in the U.S. and European Union, although it may become the initial launch formulation in other geographies.

Approach to Executive Compensation

We have designed our executive compensation program to reward our executive officers, including our named executive officers, at a level consistent with our overall strategic and financial performance and to provide remuneration sufficient to attract, retain, and motivate them to exert their best efforts in the highly competitive environment in which we operate. We believe in providing competitive compensation packages consisting of a combination of base salary, an annual cash bonus, and long-term incentive opportunities in the form of equity awards that are earned over a multi-year period. We believe the approach that has been adopted by our Compensation Committee, with an emphasis on variable cash compensation and equity awards, enables us to attract top talent, motivate successful short-term and long-term performance, satisfy our retention objectives, and align the compensation of our executive officers with our performance and long-term value creation for our stockholders.

Our Compensation Committee, which is solely comprised of independent members of our Board, is primarily responsible for setting the compensation of our named executive officers. Our Compensation Committee retains, and does not delegate, any of its responsibility to determine our executive officers’ compensation. In carrying out its responsibility to set executive officer compensation for fiscal year 2023, our Compensation Committee considered input from our Chief Executive Officer and the committee’s independent compensation consultant, Aon. In addition, our Compensation Committee acts on behalf of the Board to oversee the compensation policies and practices applicable to all our employees, including the administration of our equity plans.

Consistent with prior years, for fiscal year 2023, our Compensation Committee engaged Aon to provide an analysis of executive pay, including both cash and equity compensation. The Compensation Committee analyzes competitive market data on executive compensation levels and practices, including information provided by Aon. This data is drawn from a select group of peer companies, as well as compensation survey data. Our Compensation Committee, with the assistance of Aon, develops the group of peer companies each year to be used as a reference for market positions and assessing competitive market compensation practices when making decisions for the next fiscal year compensation. Rather than applying a specific formula or targeting a specific percentile, the Compensation Committee references this market data to set a range of compensation as one input into its determination. Other factors the committee considers when setting all elements of compensation include achievement of corporate objectives, individual executive performance, and anticipated needs of the Company in the future.

Summary Compensation Table

The following table presents summary information regarding the total compensation for services rendered in all capacities that was awarded to and earned by our NEOs during the years ended April 30, 2021, 2022 and 2023, as applicable.

Name and Principal Position	Fiscal Year	Salary	Bonus($)(1)	Stock Awards($)(2)	Option Awards($)(2)	All Other Compensation(3)	Total ($)
T. Andrew Crockett	2023	$635,200	$266,805	$2,265,714	$454,610	$12,603	$3,634,983
Chief Executive Officer	2022	$605,000	$363,000	$1,885,275	$3,630,920	$12,252	$6,496,447
	2021	$556,120	$458,799	$-	$1,281,708	$11,400	$2,308,027
Benjamin L. Palleiko	2023	$514,500	$180,075	$1,524,224	$189,421	$12,527	$2,420,747
President, Chief Business Officer and Chief Financial Officer	2022	$490,000	$220,500	$1,346,625	$1,361,595	$12,333	$3,431,053
	2021	$435,000	$261,000	$-	$747,663	$15,850	$1,459,513
Christopher M. Yea	2023	$477,750	$133,770	$871,479	$138,909	$28,709	$1,650,617
Chief Development Officer	2022	$455,000	$182,000	$923,400	$1,089,276	$27,279	$2,676,955
	2021	$420,000	$252,000	$-	$712,060	$25,341	$1,409,401

(1)

The amount reported in the Bonus column represents the annual cash discretionary bonuses earned by our NEOs pursuant to the achievement of certain Company and individual performance objectives. Please see “—Annual Performance-Based Cash Incentives” below for additional information regarding the fiscal year 2023 bonus amounts.

(2)

The amounts reported in the Stock Awards and Option Awards columns represent the grant date fair value of performance stock options (“PSOs”), time-based stock options, time-based restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”) granted to our NEOs during fiscal years 2023, 2022 and 2021, as applicable, as computed in accordance with ASC 718. The assumptions used in the valuation of these awards are set forth in Note 8 to our consolidated financial statements included in our annual report on Form 10-K for the year ended April 30, 2023. The amounts reported in this column exclude the impact of estimated forfeitures related to service-based vesting conditions. Note that the amounts reported in this column reflect the accounting cost for these PSUs and stock options, and do not correspond to the actual economic value that may be received by the NEOs from the PSUs and stock options. The amounts in the Stock Awards column assumes that the required performance goals will be achieved for the maximum possible payout of the PSUs.

(3)	“Other Compensation” consists of Company contributions to the 401(k) Plan, or local retirement plan for Dr. Yea.

Salary

Base salaries serve to provide fixed cash compensation to our executive officers for performing their ongoing responsibilities. Base salaries for our executive officers are approved upon joining us by the Compensation Committee, and then reviewed and adjusted, as appropriate, by the Compensation Committee on an annual basis and based on consideration of the factors discussed above.

Annual Performance-Based Cash Incentives

Each of our named executive officers is eligible to receive an annual discretionary cash bonus. The target annual bonus opportunity of each of the named executive officers is equal to a percentage of his base salary. The performance objectives for our executive officers do not have specific financial or corporate targets associated with them, and our Compensation Committee has discretion to determine the bonus amounts for each fiscal year based on its assessment of company and individual performance. This discretionary approach allows for flexibility and innovation in the rapidly evolving market, which aligns with the key elements of our compensation philosophy.

Equity Awards

A significant portion of executive pay is delivered as long-term incentives, or equity awards, which are designed to align executive officers’ interests with stockholder interests, promote retention through the reward of long-term company performance, incentivize high performance and encourage ownership in our company. Each of our named executive officers currently holds outstanding equity awards, as set forth in the “—Outstanding Equity Awards at 2023 Fiscal Year-End” table below.

We have historically used equity awards in the form of stock options, vesting over time, performance-based stock options (“PSOs”) and performance-based restricted stock units (“PSUs”), with the vesting of the PSOs and PSUs subject to both a time-based requirement and a performance achievement requirement, to further incentivize our executives to drive long-term growth and promote alignment of our stockholders’ interests with the financial interests of our executives. Our PSOs and PSUs are subject to the achievement of various corporate goals, including certain product and research and development metrics.

In December 2020, the Compensation Committee determined and certified that certain performance metrics applicable to the 2020 PSOs, were satisfied on December 8, 2020 in connection with the last patient visit of the ongoing Phase 2 clinical trial for KVD900.

In February 2021, the Compensation Committee determined and certified that certain performance metrics applicable to the 2019 PSOs and 2020 PSOs, were satisfied on February 6, 2021 in connection with the Company’s completion of a successful Phase 2 clinical trial for KVD900, as further evidenced by the Company’s decision to progress development of the KVD900 program beyond the Phase 2 clinical trial. The Compensation Committee also determined and certified that the performance metrics applicable to the 2018 PSUs were satisfied on February 6, 2021 in connection with the Company’s successful completion of a first proof of concept clinical trial for a HAE drug candidate.

The Compensation Committee determines the size of equity grants by considering the executive officer’s position and market data of our peer group companies as provided by Aon. The Compensation Committee has the discretion to give relative weight to each of these factors as it sets the size of the equity grant to appropriately create an opportunity for reward based on increasing stockholder value.

Outstanding Equity Awards at 2023 Fiscal Year-End Table

The following table sets forth specified information concerning outstanding equity awards for each of the NEOs as of April 30, 2023.

			Option Awards					Stock Awards
			Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards: Securities Underlying Unexercised Unearned Options	Exercise Price ($)	Expiration Date	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested ($)
Name	Grant Date(1)		Exercisable (#)(2)	Unexercisable (#)
T. Andrew Crockett	5/25/2017	(3)	187,000	-	-	7.07	5/24/2027
	6/4/2018		130,800	-	-	8.21	6/3/2028
	9/18/2018		150,000	-	-	16.08	9/17/2028
	5/15/2019		66,093	1,047	-	24.23	5/14/2029
	5/15/2019	(4)	54,166	20,834	-	24.23	5/15/2029
	6/16/2020	(5)	110,554	69,446	-	10.20	6/15/2030
	5/26/2023		95,833	104,167	-	25.95	5/25/2031
	5/17/2022		14,190	47,730	-	9.28	5/16/2032
	3/11/2022							122,500	1,885,275
	5/17/2022							75,465	700,315
	1/11/2023							122,500	835,450
	1/11/2023							76,390	530,980
Benjamin L. Palleiko	11/22/2016	(3)	47,354	-	-	8.39	11/21/2026
	12/29/2016	(3)	29,611	-	-	6.74	12/28/2026
	5/25/2017	(3)	33,800	-	-	7.07	5/24/2027
	6/4/2018		71,700	-	-	8.21	6/3/2028
	9/18/2018		52,600	-	-	16.08	9/17/2028
	5/15/2019		33,046	704	-	24.23	5/14/2029
	5/15/2019	(4)	27,083	10,417	-	24.23	5/15/2029
	6/16/2020	(5)	64,027	40,973	-	10.20	6/15/2030
	5/26/2021		35,937	39,063	-	25.95	5/25/2031
	5/17/2022		5,192	19,888	-	9.28	5/16/2032
	3/11/2022							87,500	1,346,625
	5/17/2022							31,444	291,800
	1/11/2023							87,500	596,750
	1/11/2023							79,390	520,980
Christopher M. Yea	3/31/2016	(3)	87,390	-	-	0.0043	3/30/2026
	5/25/2017	(3)	33,800	-	-	7.07	5/24/2027
	6/4/2018		53,5000	-	-	8.21	6/3/2028
	9/18/2018		52,600	-	-	16.08	9/17/2028
	5/15/2019		27,318	582	-	24.23	5/14/2029
	5/15/2019	(4)	22,388	8,612	-	24.23	5/15/2019
	6/16/2020	(5)	61,110	38,890	-	10.20	6/15/2030
	5/26/2021		28,750	31, 250	-	25.95	5/25/2031
	5/17/2022		4,335	14,585	-	9.28	5/16/2032
	3/11/2022							60,000	923,400
	5/17/2022							23,059	213,988
	1/11/2023							60,000	409,200
	1/11/2023							26,736	182,340

(1)

The awards granted on November 22, 2016, November 28, 2016 and December 29, 2016 were granted pursuant to our 2015 Incentive Plan and the awards granted on or after March 23, 2017 were granted pursuant to our 2017 Equity Incentive Plan (and for Dr. Yea, also pursuant to the UK Sub-Plan to the 2017 Equity Incentive Plan).

(2)	Unless otherwise noted in these footnotes, all stock options vest monthly over a four-year period following the grant date, subject to continued service to us through each vesting date.
(3)	This stock option is fully vested.
(4)

The performance metrics of this PSO have been achieved and the PSO vests as to 1/36 of the total shares monthly over a 3-year period commencing on February 7, 2021, subject to continued service to us through each vesting date.

(5)

The performance metrics of this PSO have been achieved and the PSO vests as to 1/48 of the total shares monthly over a 4-year period commencing on December 16, 2020, subject to continued service to us through each vesting date.

Employment Arrangements with our Named Executive Officers

We, or if applicable, our subsidiary KalVista Pharmaceuticals Limited, have entered into executive employment agreements, amended from time to time, with each of our NEOs, which were most recently amended in June 2023. Each of these agreements provides for base salary, subject to periodic review. Under the employment agreement, the executive is also eligible to earn a bonus based on criteria and terms and conditions as may be established by our Board or our Compensation

Committee in its discretion, as applicable. Under the employment agreement, the executive is also eligible to receive certain payments and benefits upon a qualifying termination of employment. See “—Potential Payments Upon Termination or Change of Control” below for additional information.

Retirement Benefits

We do not maintain any qualified or non-qualified defined benefit plans or supplemental executive retirement plans that cover our NEOs. For U.S. employees, our 401(k) plan permits eligible employees to defer their annual eligible compensation subject to certain limitations imposed by the Internal Revenue Service. We match up to 4% of employee contributions to our 401(k) plan. Our UK employees participate in the UK national pension scheme, which requires us to make contributions of a fixed percentage of employee compensation.

Potential Payments Upon Termination or Change in Control

Each of our NEOs is party to an individual agreement that provides for certain severance benefits as described below:

Mr. Crockett - Termination of Employment Apart from a Change in Control and in Connection with a Change in Control. Pursuant to the terms of Mr. Crockett’s employment agreement, if his employment is terminated either by us without “cause” or by Mr. Crockett for “good reason” (as such terms are defined in Mr. Crockett’s employment agreement), Mr. Crockett will be entitled to (1) a lump sum payment equal to 15 months of his base salary and (2) reimbursement for continuation coverage under COBRA for 15 months. If within two years immediately following the consummation of a “change in control” (as such term is defined in Mr. Crockett’s employment agreement), Mr. Crockett’s employment is terminated either by us without “cause” or by Mr. Crockett for “good reason” (as such terms are defined in Mr. Crockett’s employment agreement), Mr. Crockett will be entitled to (1) a lump sum cash payment equal to 21 months of his base salary, (2) a lump sum payment equal to his full target bonus for the fiscal year in which such termination of employment occurs, (3) reimbursement for continuation coverage under COBRA for 21 months (with months 19-21 consisting of a taxable lump sum cash bonus) and (4) full vesting and exercisability (to the extent applicable) of all outstanding unvested equity-based awards (with performance metrics applicable to PSOs deemed achieved in full).

Mr. Palleiko - Termination of Employment Apart from a Change in Control and in Connection with a Change in Control. Pursuant to the terms of Mr. Palleiko’s employment agreement, if Mr. Palleiko’s employment is terminated either by us without “cause” or by him for “good reason” (as such terms are defined in Mr. Palleiko’s employment agreement), Mr. Palleiko will be entitled to (1) a lump sum payment equal to 15 months of his base salary and (2) reimbursement for continuation coverage under COBRA for 15 months. If within two years immediately following the consummation of a “change in control” (as such term is defined in Mr. Palleiko’s employment agreement), Mr. Palleiko’s employment is terminated either by us without “cause” or by Mr. Palleiko for “good reason” (as such terms are defined in Mr. Palleiko’s employment agreement), Mr. Palleiko will be entitled to (1) a lump sum cash payment equal to 21 months of his base salary, (2) a lump sum payment equal to his full target bonus for the fiscal year in which such termination of employment occurs, (3) reimbursement for continuation coverage under COBRA for 21 months (with months 19-21 consisting of a taxable lump sum cash bonus) and (4) full vesting and exercisability (to the extent applicable) of all outstanding unvested equity-based awards (with performance metrics applicable to PSOs deemed achieved in full).

Dr. Yea - Termination of Employment Apart from a Change in Control and in Connection with a Change in Control. Pursuant to the terms of Dr. Yea’s employment agreement and his related equity letter agreement, if Dr. Yea’s employment is terminated by us other than for certain “cause-type” reasons, including, but not limited to, any act that would warrant summary termination under local common law, Dr. Yea will be entitled to (1) a lump sum payment equal to 12 months of his base salary and (2) continuation of medical and life insurance and pension contributions for 12 months. If within two years immediately following the consummation of a “change in control” (as such term is defined in Dr. Yea’s employment agreement), Dr. Yea’s employment is terminated by us other than for certain “cause-type” reasons, including, but not limited to, any act that would warrant summary termination under local common law, Dr. Yea will be entitled to (1) a lump sum cash payment equal to 12 months of his base salary, (2) a lump sum payment equal to his full target bonus for the fiscal year in which such termination of employment occurs, (3) continuation of medical and life insurance and pension contributions for 12 months and (4) full vesting and exercisability (to the extent applicable) of all outstanding unvested equity-based awards (with performance metrics applicable to PSOs deemed achieved in full). Cash severance payable to Dr. Yea’s will be subject to reduction for payments made by the Company in lieu of providing notice for termination of employment.

Mr. Crockett, Mr. Palleiko and Dr. Yea - Severance Subject to Release of Claims and Restrictive Covenants. Our obligation to provide our Chief Executive Officer and Chief Financial Officer with any severance payments or other benefits under their respective employment agreement is conditioned on the executive signing and not revoking a separation agreement and effective release of claims in our favor. Mr. Crockett and Mr. Palleiko also entered into an Employee Confidentiality, Invention Assignment and Non-Compete Agreement, and the equivalent terms were included in Dr. Yea’s service contract, which prohibits each of them from competing with us and soliciting our employees or other third parties that have a relationship with us for one year, or six months in the case of Dr. Yea, following their termination of employment for any reason.

Rule 10b5-1 Sales Plans

Certain of our directors and executive officers have adopted written plans, known as Rule 10b5-1 plans, in which they have contracted with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend or terminate the plan in specified circumstances.

Say-on-Pay Vote

As we are no longer considered an “emerging growth company” as defined under the JOBS Act, we will be holding our second non-binding stockholder advisory vote on the compensation of our named executive officers (a “Say-on-Pay” vote) at the Annual Meeting, following the election by our stockholders of a frequency of every “One-Year” for Say-on-Pay votes at our 2020 annual meeting. We value the opinions of our stockholders and the Compensation Committee and the Board will consider the outcome of each stockholder advisory vote, including the vote which will take place at the Annual Meeting, when we make compensation decisions for the named executive officers. For additional information about the Say-on-Pay vote, see “Proposal No. 3”, included in this Proxy Statement.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and our other named executive officers (“Non-PEO NEOs”) and Company performance for the fiscal years listed below. As a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K, we have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies, and this executive compensation disclosure is not intended to meet the “Pay Versus Performance” disclosure required for larger reporting companies.

The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information concerning our pay-for-performance philosophy and how we structure our executive compensation to drive and reward performance, refer to “Executive Compensation” above. The amounts shown for “Compensation Actually Paid” have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s named executive officers; these amounts reflect the 2023 Summary Compensation Table total with certain adjustments as described in the following table and footnotes.

Pay Versus Performance Table

Year	Summary Compensation Table Total for T. Andrew Crockett(1) ($)	Compensation Actually Paid to T. Andrew Crockett(1),(2),(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1),(2),(3) ($)	Value of Initial Fixed $100 Investment based on TSR(4) ($)	Net Income ($ Millions)
(a)	(b)	(c)	(d)	(e)	(f)	(h)
2023	3,634,983	1,840,703	2,035,682	1,149,511	34.16	(92.9)
2022	6,496,447	(422,763)	3,054,004	(307,659)	50.98	(82.3)

(1)	T. Andrew Crockett was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are Benjamin L. Palleiko and Christopher M. Yea.

(2)

The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)

Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718 and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year, as applicable. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

(4)

This column assumes $100 was invested in the Company for the period starting April 30, 2021, through the end of the listed fiscal year. Historical stock performance is not necessarily indicative of future stock performance.

Year	Summary Compensation Table Total for T. Andrew Crockett ($)	Exclusion of Stock Awards and Option Awards for T. Andrew Crockett ($)	Inclusion of Equity Values for T. Andrew Crockett ($)	Compensation Actually Paid to T. Andrew Crockett ($)
2023	3,634,983	(2,720,324)	926,044	1,840,703
2022	6,496,447	(5,516,195)	(1,403,015)	(422,763)

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non- PEO NEOs ($)	Average Compensation Actually Paid to Non- PEO NEOs ($)
2023	2,035,682	(1,362,017)	475,846	1,149,511
2022	3,054,004	(2,360,448)	(1,001,215)	(307,659)

The amounts in the “Inclusion of Equity Values” in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Outstanding and Unvested as of Last Day of Year for T. Andrew Crockett ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Outstanding and Unvested Equity Awards for T. Andrew Crockett ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for T. Andrew Crockett ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for T. Andrew Crockett ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for T. Andrew Crockett ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for T. Andrew Crockett ($)	Total - Inclusion of Equity Values for T. Andrew Crockett ($)
2023	1,577,704	(569,644)	310,166	(392,182)	-	-	926,044
2022	1,226,856	(2,139,569)	499,618	(989,920)	-	-	(1,403,015)

Year	Average Year- End Fair Value of Equity Awards Granted During Year That Remained Outstanding and Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Outstanding and Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2023	774,713	(250,478)	129,690	(178,079)	-	-	475,846
2022	414,169	(1,115,913)	168,620	(468,091)	-	-	(1,001,215)

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the two most recently completed fiscal years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information as to the beneficial ownership of our common stock as of July 31, 2023 for:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•	each NEO as set forth in the summary compensation table above;

•	each of our directors; and

•	all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and/or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of July 31, 2023 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage ownership of our common stock in the table is based on 34,266,595 shares of our common stock issued and outstanding on July 31, 2023. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o KalVista Pharmaceuticals, Inc., 55 Cambridge Parkway, Suite 901E, Cambridge, Massachusetts 02142.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Common Stock	Securities Exercisable Within 60 Days	Number of Shares Beneficially Owned	Percent
Named Executive Officers and Directors:
T. Andrew Crockett(1)	128,050	901,465	1,029,515	2.9%
Benjamin L. Palleiko(2)	78,126	459,310	537,436	1.5%
Christopher M. Yea, Ph.D.(3)	37,310	406,906	444,126	1.3%
Albert Cha, M.D., Ph.D.(4)	1,875,150	58,166	1,933,316	5.6%
Brian J. G. Pereira, M.D.(5)	-	40,166	40,166	0.1%*
Nancy Stuart(6)	-	20,832	20,832	0.1%*
Patrick Treanor(7)	-	7,555	7,555	0.0%*
Edward W. Unkart(8)	-	58,166	58,166	0.2%*
All 11 directors and executive officers as a group(9)	2,200,921	2,292,960	4,493,881	12.3%
5% Stockholders:
Entities affiliated with TCG Crossover GP I, LLC(10)	3,395,495	12,586	3,408,081	9.9%
Entities affiliated with Frazier Healthcare Partners(11)	3,238,852	-	3,238,852	9.5%
Tang Capital Partners, LP(12)	3,196,446	-	3,196,446	9.3%
Entities affiliated with Venrock Healthcare Capital Partners(13)	2,916,667	-	2,916,667	8.5%
Entities affiliated with Suvretta Capital Management, LLC(14)	1,796,379	-	1,796,379	5.2%

*	Represents beneficial ownership of less than 1% of our outstanding shares of common stock.

(1)

T. Andrew Crockett. Consists of (i) 128,050 shares of our common stock held by Mr. Crockett; (ii) 12,749 shares issuable upon settlement of restricted stock unit awards that vest within 60 days of July 31, 2023, (iii) 867,883 shares of our common stock issuable to Mr. Crockett upon exercise of stock options within 60 days of July 31, 2023, and (iv) 20,833 performance stock units that vest within 60 days of July 31, 2023.

(2)

Benjamin L. Palleiko. Consists of (i) 78,126 shares of our common stock held by Mr. Palleiko; (ii) 9,362 shares issuable upon settlement of restricted stock unit awards that vest within 60 days of July 31, 2023, and (iii) 429,115 shares of our common stock issuable to Mr. Palleiko upon exercise of stock options within 60 days of July 31, 2023. and (iv) 20,833 performance stock units that vest within 60 days of July 31, 2023.

(3)

Christopher M. Yea, Ph.D. Consists of (i) 37,310 shares of our common stock held by Dr. Yea; (ii) 4,203 shares issuable upon settlement of restricted stock unit awards that vest within 60 days of July 31, 2023, and (iii) 395,412 shares of our common stock issuable to Dr. Yea upon exercise of stock options within 60 days of July 31, 2023, and (iv) 7,921 performance stock units that vest within 60 days of July 31, 2023.

(4)

Albert Cha, M.D., Ph.D. Consists of (i) 1,875,150 shares of our common stock held directly by Frazier Life Sciences Public Fund, L.P., (ii) 570,400 shares of our common stock held directly by Frazier Life Sciences Public Overage Fund, L.P. and (iii) 58,166 shares of our common stock issuable to Dr. Cha upon exercise of stock options exercisable within 60 days of July 31, 2023. FHMLSP, L.P. is the general partner of Frazier Life Sciences Public Fund, L.P. and FHMLSP, L.L.C. is the general partner of FHMLSP, L.P. FHMLSP Overage, L.P. is the general partner of Frazier Life Sciences Public Overage Fund, L.P. and FHMLSP Overage, L.L.C. is the general partner of FHMLSP Overage, L.P.

Patrick J. Heron, James N. Topper, James Brush and Dr. Cha are the members of both FHMLSP, L.L.C. and FHMLSP Overage, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences Public Overage Fund, L.P.

(5)	Brian J. G. Pereira, M.D. Consists of 40,166 shares of our common stock issuable to Dr. Pereira upon exercise of stock options within 60 days of July 31, 2022.

(6)	Nancy Stuart. Consists of 20,832 shares of our common stock issuable to Ms. Stuart upon exercise of stock options within 60 days of July 31, 2022.

(7)	Patrick Treanor. Consists of 7,555 shares of our common stock issuable to Mr. Treanor upon exercise of stock options within 60 days of July 31, 2022.

(8)	Edward W. Unkart. Consists of 58,166 shares of our common stock issuable to Mr. Unkart upon exercise of stock options within 60 days of July 31, 2022.

(9)

Officers & Directors as a Group. Consists of (i) 2,200,921 shares of our common stock held by our executive officers and directors directly and indirectly; (ii) 36,963 shares issuable upon settlement of restricted stock unit awards that vest within 60 days of July 31, 2023, (iii) 2,187,666 shares of our common stock issuable to them upon exercise of stock options exercisable within 60 days of July 31, 2023, and (iv) 68,331 performance stock units that vest within 60 days of July 31, 2023.

(10)

Entities affiliate with TCG Crossover GP I, LLC. Based on Schedule 13D filed on January 9, 2023. Consists of (i) 3,395,495 shares of our common stock and (ii) 12,586 shares of our common stock underlying pre-funded warrants which are exercisable within 60 days of the date hereof. TCG Crossover GP I, LLC (“TCG Crossover GP I”) is the general partner of TCG Crossover Fund I, L.P. (“TCG Crossover I”) and may be deemed to have voting, investment, and dispositive power with respect to these securities. Chen Yu is the sole managing member of TCG Crossover GP I and may be deemed to share voting, investment and dispositive power with respect to these securities. This total excludes 169,884 shares of our common stock issuable upon the exercise of pre-funded warrants held by TCG Crossover I because the warrants may not be exercised to the extent that doing so would result in the holder of the warrants (together with the holder’s affiliates and any other persons acting as a group together with the holder or any of the holder’s affiliates) beneficially owning more than 9.99% of the shares of our common stock outstanding immediately prior to or after giving effect to such exercise. The principal business address is 705 High St., Palo Alto, CA 94301.

(11)

Entities affiliated with Frazier Healthcare Partners. Based on Schedule 13D/A filed on December 30, 2022. Consists of (i) 1,304,750 shares of our common stock held directly by Frazier Life Sciences Public Fund, L.P., (ii) 1,092,391 shares of our common stock held directly by Frazier Life Sciences X, L.P., (iii) 570,400 shares of our common stock held directly by Frazier Life Sciences Public Overage Fund, L.P., and (iv) 271,318 shares of our common stock held directly by Frazier Life Sciences XI, L.P. FHMLSP, L.P. is the general partner of Frazier Life Sciences Public Fund, L.P. and FHMLSP, L.L.C. is the general partner of FHMLSP, L.P. Patrick J. Heron, James N. Topper, James Brush and Dr. Cha are the members of FHMLSP, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences Public Fund, L.P. FHMLS X, L.P. is the general partner of Frazier Life Sciences X, L.P. and FHMLS X, L.L.C. is the general partner of FHMLS X, L.P. Patrick J. Heron and James N. Topper are the members of FHMLS X, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences X, L.P. FHMLSP Overage, L.P. is the general partner of Frazier Life Sciences Public Overage Fund, L.P. and FHMLSP Overage, L.L.C. is the general partner of FHMLSP Overage, L.P. Patrick J. Heron, James N. Topper, James Brush and Dr. Cha are the members of FHMLSP Overage, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences Public Overage Fund, L.P. FHMLS XI, L.P. is the general partner of Frazier Life Sciences XI, L.P. and FHMLS XI, L.L.C. is the general partner of FHMLS XI, L.P. Patrick J. Heron, James N. Topper and Daniel Estes are the members of FHMLS XI, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences XI, L.P. The principal business address is c/o Frazier Life Sciences Management, L.P.,70 Willow Road, Suite 200, Menlo Park, CA 94025.

(12)

Tang Capital Partners, LP. Based on Schedule 13G filed on February 14, 2023. Consists of 3,196,446 shares of our common stock held by Tang Capital Partners, LP (“Tang Capital”). Tang Capital Management, LLC (“Tang Management”), is the general partner of Tang Capital and Kevin Tang is the manager of Tang Management. All parties share voting and dispositive power over such shares and beneficially owns shares of our common stock. The principal business address is 4747 Executive Drive, Suite 210, San Diego, CA 92121.

(13)

Entities affiliated with Venrock Healthcare Capital Partners. Based on Schedule 13G filed on January 9, 2023. Consists of (i) 766,792 shares of our common stock held by Venrock Healthcare Capital Partners III, L.P., (ii) 76,708 shares of our common stock held by VHCP Co-Investment Holdings III, LLC and (iii) 2,073,167 shares of our common stock held by Venrock Healthcare Capital Partners EG, L.P. VHCP Management III, LLC is the general partner of Venrock Healthcare Capital Partners III, L.P. and the manager of VHCP Co-Investment Holdings III, LLC. VHCP Management EG, LLC is the general partner of Venrock Healthcare Capital Partners EG, L.P. Nimish Shah and Bong Koh are the voting members of VHCP Management III, LLC and VHCP Management EG, LLC. The principal business address is 7 Bryant Park, 23rd Floor, New York, NY 10018.

(14)

Entities affiliated with Suvretta Capital Management, LLC. Based on Schedule 13G filed on March 10, 2023. Consists of 1,796,379 shares of our common stock held directly by Averill Master Fund, Ltd. (“Averill”), which may be deemed to be indirectly beneficially owned by Suvretta Capital Management, LLC (“Suvretta”) and Aaron Cowen. Suvretta, Averill and Mr. Cowen share voting and dispositive power with respect to the reported securities. The principal business address of Suvretta and Mr. Cowen is 540 Madison Avenue, 7th Floor, New York, New York 10022. The principal business address of Averill is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

ADDITIONAL INFORMATION

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are KalVista stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: 55 Cambridge Parkway, Suite 901E, Cambridge, Massachusetts 02142 or (3) contact our Investor Relations manager by telephone at 857-999-0075. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report on Form 10-K, Proxy Statement, Proxy Card or Notice of Internet Availability to a stockholder at a shared address to which a single copy of the documents was delivered.

Delinquent Section 16(a) Reports

Section 16 of the Exchange Act requires our directors, certain officers, and beneficial owners of more than ten percent of our common stock to file reports with the SEC indicating their holdings of and transactions in the company’s equity securities. Based solely on a review of such copies and written representations from our reporting persons, we believe that all Section 16(a) filing requirements were timely met in the fiscal year ended April 30, 2023, except that a late Form 4 was filed each for Dr. Audhya, T. Andrew Crockett, Edward Feener, Benjamin L. Palleiko and Christopher Yea on May 19, 2023. To the best of our knowledge, each late filing was due to administrative error.

Other Matters

As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.

We have filed our Annual Report on Form 10-K for the fiscal year ended April 30, 2023 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a KalVista stockholder, we will mail to the stockholder without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibits. All requests should be directed to the Corporate Secretary, 55 Cambridge Parkway, Suite 901E, Cambridge, Massachusetts 02142.

By Order of the Board of Directors

T. Andrew Crockett
Chief Executive Officer

August     , 2023

APPENDIX A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KALVISTA PHARMACEUTICALS, INC.

KalVista Pharmaceuticals, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:

1.    That the name of this Corporation is KalVista Pharmaceuticals, Inc., and that this Corporation was originally incorporated pursuant to the General Corporation Law on March 26, 2004 under the name Sentrx Surgical, Inc.. The Corporation filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation on December 19, 2012 under the name Carbylan Biosurgery, Inc. and a Certificate of Amendment on March 7, 2014 under the name Carbylan Therapeutics, Inc. The Corporation filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation on April 16, 2015. The Corporation filed with the Secretary of State of the State of Delaware a Certificate of Amendment on November 21, 2016. The Corporation filed with the Secretary of State of the State of Delaware a Certificate of Amendment on November 21, 2016 under the name KalVista Pharmaceuticals, Inc., as amended (the “Restated Charter”).

2.    Amendment to Article X.

(a)     Article X of the Restated Charter is hereby amended and restated in its entirety as follows:

“ARTICLE X

To the fullest extent permitted by law, neither a director of the Corporation nor an officer of the corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. Without limiting the effect of the preceding sentence, if the DGCL is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

The Corporation shall indemnify, to the fullest extent permitted by applicable law, any director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized by the Board.

The Corporation shall have the power to indemnify, to the extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, any employee or agent of the Corporation who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

A-1

The rights conferred upon the applicable persons in this Article X shall be contract rights that vest at the time of such person’s service to or at the request of the Corporation and such rights shall continue as to such person who has ceased to be a director, officer, trustee, employee or agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such person.

Neither any amendment nor repeal of this Article X, nor the adoption of any provision of this Corporation’s Amended and Restated Certificate of Incorporation inconsistent with this Article X, shall eliminate, reduce or otherwise adversely affect this Article X in respect of any matter occurring, or any cause of action, suit or proceeding accruing or arising or that, but for this Article X, would accrue or arise, prior to such amendment, repeal or adoption of such an inconsistent provision.”

3.    That the foregoing amendment was duly adopted by the Board of Directors of the Corporation in accordance with Sections 141 and 242 of the General Corporation Law and was approved by the holders of the requisite number of shares of capital stock of the Corporation acting by written consent in accordance with Sections 228 and 242 of the General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this [    ] day of [    ], 2023.

By:
Name:	Benjamin L. Palleiko
Title:	President, Chief Business Officer and Chief Financial Officer

A-2

ANNUAL MEETING OF STOCKHOLDERS OF KALVISTA PHARMACEUTICALS, INC. September 26, 2023 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Notice Regarding Availability of Proxy Materials for the Annual Meeting: The Notice of Meeting, proxy statement and proxy card are available at www.kalvista.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00000333030300000000 3 092623 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE CLASS II DIRECTORS NAMED IN PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND “FOR” PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. The election of two Class II directors to hold office until the earliest of our 2026 annual meeting of stockholders and such individual’s death, resignation or removal and the election and qualification of his or her successor. NOMINEES: FOR AGAINST ABSTAIN PATRICK TREANOR EDWARD W. UNKART 2. The ratification of the selection, by the audit committee of our Board, of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending April 30, 2024. 3. Approval, on a non-binding advisory basis, of the compensation paid by us to our named executive officers as disclosed in the Proxy Statement. 4. Approval of a Certificate of Amendment to our Amended and Restated Certificate of Incorporation to limit the liability of certain officers as permitted pursuant to recent amendments to the Delaware General Corporation Law. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each of the directors named in Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0 KALVISTA PHARMACEUTICALS, INC. Proxy for Annual Meeting of Stockholders on September 26, 2023 Solicited on Behalf of the Board of Directors The undersigned hereby appoints T. Andrew Crockett, the Company’s Chief Executive Officer, and Benjamin L. Palleiko, the Company’s President, Chief Business Officer and Chief Financial Officer, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of KalVista Pharmaceuticals, Inc., to be held at 9:30 a.m. local time on September 26, 2023 at 55 Cambridge Parkway, Suite 901E, Cambridge, Massachusetts 02142, and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. (Continued and to be signed on the reverse side.) 1.1 14475